SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 15, 2003

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 N. McCarthy Blvd, Milpitas, No. 100, CA 95035-5112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

Item 4.    Changes in Registrant’s Certifying Accountant.

On December 15, 2003, the Registrant engaged Grant Thornton LLP to be its new independent accountant.

During Registrant’s prior two fiscal years and during the current fiscal year through December 15, 2003, Registrant did not consult Grant Thornton LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (c) any matter which was the subject of either a disagreement or a reportable event as such terms are defined in Item 304(a)(1) of Regulation S-K and its related instructions.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit 99.1, Registrant’s News Release dated December 16, 2003, is furnished pursuant to Item 9 of Form 8-K.

Item 9.    Regulation FD Disclosure.

On December 16, 2003, Registrant announced via news release its guidance as to anticipated results for its 2004 fiscal third quarter which will end December 31, 2003. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. This news release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2003	CALIFORNIA MICRO DEVICES CORPORATION (registrant)

	By	/S/ ROBERT V. DICKINSON

President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Registrant’s news release dated December 16, 2003, which is being furnished pursuant to Item 9 of Form 8-K.